UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2018

PARETEUM CORPORATION

(Exact name of registrant as specified in the Charter)

Delaware	001-35360	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1185 Avenue of the Americas, 37th Floor New York, NY 10036
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 984-1096

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On June 7, 2018, Pareteum Corporation, a Delaware corporation (the “Company”), issued an announcement (the “Rule 2.7 Announcement”) pursuant to Rule 2.7 of the United Kingdom City Code on Takeovers and Mergers (the “Takeover Code”) disclosing the terms of a recommended offer (the “Offer”) by the Company to acquire the entire issued and to be issued shares of Artilium plc, a public limited company registered in England and Wales (“Artilium”), in a cash and stock transaction (the “Acquisition”). In connection with the Acquisition, the Company and Artilium have entered into a Co-operation Agreement, dated June 7, 2018 (the “Co-operation Agreement”) and, the Company entered into a management agreement, as described below.

Rule 2.7 Announcement

Pursuant to the Offer under the Rule 2.7 Announcement, Artilium shareholders will be entitled to receive, for each Artilium ordinary share held by such shareholders, 0.1016 new shares of the Company’s common stock and 1.9 pence in cash. The Acquisition is to be effected by means of a court-sanctioned scheme of arrangement between Artilium and Artilium shareholders under Part 26 of the UK Companies Act 2006, as amended (the “Scheme”). The US Dollar-denominated value of the Acquisition consideration to be received by Artilium shareholders in connection with the Acquisition will fluctuate with the market value of the Company’s common stock and the US Dollar-to-Pound exchange rate. As of June 6, 2018, the most recent practicable trading day prior to the date of this Report, each Artilium ordinary share would be valued at 19.55 pence, based on the Company’s closing share price of $2.33 as of that date and exchange rate of $1.3413:£1 as of that date, representing an aggregate equity value for Artilium of approximately £78.0 million, or approximately $104.7 million.

Following completion of the Acquisition, the Company’s stockholders will hold approximately 57.62%, and Artilium shareholders will hold approximately 42.38% of the Company’s issued and outstanding common stock, based on the capital stock outstanding as of June 6, 2018. The Company’s stockholders will hold approximately 64.86%, and Artilium shareholders will hold approximately 35.14%, of the Company’s fully diluted common stock on completion of the Acquisition. Completion of the Acquisition is subject to certain conditions, which are set out in full in the Rule 2.7 Announcement. The conditions include, among other things:

•	the approval of the issuance of shares of the Company’s common stock in connection with the Acquisition by a majority of votes cast by the Company’s stockholders at the meeting of stockholders;

•	the approval of the Scheme by a majority in number representing not less than 75% of the independent Artilium shareholders entitled to vote and present and voting, either in person or by proxy, at the meeting to be convened by order of the High Court of Justice of England and Wales under Part 26 of the UK Companies Act 2006, as amended, on or before the 22nd day after the expected date of the court meeting as set forth in the document sent to Artilium shareholders detailing the terms and conditions of the Scheme (the “Scheme Document”) in due course (or such later date as may be agreed between the Company and Artilium, and that the High Court of Justice of England and Wales may allow);

•	the passing of the resolutions in connection with, among other things, the approval of the Scheme, the amendment of Artilium’s articles of association and such other matters as may be necessary to implement the Scheme, by the requisite majority at the general meeting of Artilium shareholders to be held on or before the 22nd day after the expected date of the general meeting to be set out in the Scheme Document in due course (or such later date, if any, as the Company and Artilium may agree, and that the High Court of Justice of England and Wales may allow);

•	the passing of the resolution to approve the management arrangement set forth in the Management Services Agreement (as defined below) between the Company and Bart Weijermars by the requisite majority of the Artilium independent shareholders at the general meeting of Artilium shareholders to be held on or before the 22nd day after the expected date of the general meeting to be set out in the Scheme Document in due course (or such later date, if any, as the Company and Artilium may agree, and that the High Court of Justice of England and Wales may allow);

•	the approval, by the NYSE American, of the listing of the shares of the Company’s common stock to be issued in connection with the Acquisition; and

•	the sanction of the Scheme on or before the 22nd day after the expected date of the court hearing to be set out in the Scheme Document in due course (or such later date, if any, as may be agreed between the Company and Artilium, and that High Court of Justice of England and Wales may allow) and the delivery of an official copy of the court order to the Registrar of Companies in England and Wales.

The transaction has been approved by the board of directors of the Company and all of the independent directors of Artilium (the “recommending directors”). It is currently expected that, subject to the satisfaction or waiver of all relevant conditions, the Acquisition will be completed in September 2018.

Upon completion of the Acquisition, Artilium will become a wholly owned subsidiary of the Company, and the Company will continue to operate under the name “Pareteum Corporation” with corporate headquarters located in New York. The Company’s common stock will continue to be listed on the NYSE American under the ticker symbol TEUM. Upon completion of the Acquisition, it is expected that Hal Turner will continue to be the Executive Chairman of the board of directors and Principal Executive Officer of the Company, Vic Bozzo will continue to serve as Chief Executive Officer of the Company, and Ted O’Donnell will continue to serve as Chief Financial Officer of the Company. The Company has also agreed that, effective upon completion of the Acquisition, Bart Weijermars, the Chief Executive Officer of Artilium, will be appointed Chief Executive Officer of Pareteum Europe BV, a wholly owned subsidiary of the Company.

In addition, the Company has deposited into escrow a cash component of the consideration payable in connection with the Acquisition.

The Company reserves the right, subject to the prior consent of the UK Panel on Takeovers and Mergers (the “Panel”) and the terms of the Co-operation Agreement, to elect to implement the Acquisition by way of a takeover offer (as such term is defined in the UK Companies Act 2006). In the event of such election, the takeover offer will be implemented on the same terms or no less favorable as those which would apply to the Scheme and subject to the amendment referred to in the Rule 2.7 Announcement.

The foregoing description of the Rule 2.7 Announcement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Rule 2.7 Announcement, attached hereto as Exhibit 2.1 and incorporated herein by reference.

Co-operation Agreement

On June 7, 2018, in connection with the Offer, the Company entered into the Co-operation Agreement with Artilium pursuant to which the parties agreed to certain undertakings to co-operate and provide each other with reasonable information, assistance and access in relation to the filings, submissions and notifications to be made in relation to the regulatory clearances and authorizations that are required in connection with the Acquisition. Under the Co-operation Agreement, the Company and Artilium also agreed to provide each other with reasonable information, assistance and access for the preparation of certain parts of the Company’s proxy statement to be filed with the U.S. Securities and Exchange Commission (the “SEC”) in connection with the proposed issuance of shares of the Company’s common stock in relation to the Acquisition.

Under the Co-operation Agreement, the Company has agreed to certain limited restrictions on its conduct of business in respect of material matters pending the Acquisition becoming effective. The Co-operation Agreement acknowledges the Company’s and Artilium’s intention to implement the Acquisition by way of the Scheme, subject to the right of the Company to elect to proceed by way of a takeover offer subject to obtaining the consent of the Panel, if required.

The Co-operation Agreement may be terminated upon mutual written agreement of the parties. In addition, the Co-operation Agreement will be terminated if: (i) written notice is served by or on behalf of either party where a condition becomes incapable of satisfaction or is invoked to cause the Acquisition not to proceed, (ii) the Scheme is withdrawn or lapses (other than where such lapse or withdrawal is a result of the exercise of a right to switch to a takeover offer), (iii) the Scheme does not become effective by January 31, 2019 (or such later date as Pareteum and Artilium may agree and, if required, that the High Court of Justice of England and Wales may allow), (iv) the Artilium recommending directors withdraw, adversely modify or adversely qualify their recommendation of the Acquisition, or (v) the Company’s directors withdraw, adversely modify or adversely qualify their recommendation for the requisite approval by the Company’s stockholders of the issuance of the new shares of common stock in relation to the Acquisition.

The foregoing description of the Co-operation Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Co-operation Agreement, attached hereto as Exhibit 2.2 and incorporated herein by reference.

Management Services Agreement

In connection with the Offer, the Company and Bart Weijermars (acting through Grootzande Management BV) entered into a Management Services Agreement, dated May 8, 2018 (the “Management Services Agreement”), setting out the terms on which Bart Weijermars will be engaged as Chief Executive Officer of Pareteum Europe BV, a wholly owned subsidiary of the Company, effective upon completion of the Acquisition. The Management Services Agreement is entirely conditional on the Company acquiring not less than 90% of the issued share capital of Artilium pursuant to the Acquisition and, thereafter, may be terminated without cause by either party on 12 months’ notice.

The terms of the Management Services Agreement include, among other things:

•	a gross base rate of pay of €240,000 per annum;

•	a discretionary bonus of 50% of the base rate of pay per annum (€120,000), of which: (i) 50% (€60,000) is related to the performance of the Company; and (ii) 50% (€60,000) is related to the performance of Artilium; with such ratios subject to review after the initial 12 months following the completion of the Acquisition; and

•	an initial grant of stock options to be awarded under the Company’s long-term incentive compensation plan in an amount determined in accordance with the terms and conditions of the Management Services Agreement, subject to: (i) approval by the Company’s stockholders of the Pareteum long-term incentive compensation plan, from time to time; (ii) the approval of the board of directors of the Company; and (iii) the general terms and conditions of the Pareteum long-term incentive compensation plan.

On June 7, 2018, in connection with the Offer, the Company and Bart Weijermars (acting through Grootzande Management BV) executed an amendment to the Management Services Agreement setting out the terms on which the Company will issue 537,271 shares of common stock to Grootzande Management BV conditional on the Company acquiring not less than 90% of the issued share capital of Artilium pursuant to the Acquisition, or as soon as practicable thereafter.

The foregoing descriptions of the Management Services Agreement, the amendment thereto and the transactions contemplated thereby do not purport to be complete and are subject to, and qualified in their entirety by, the full texts of the Management Services Agreement and the amendment thereto, attached as Exhibits 10.1 and 10.2, respectively, to this Report and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities

The information contained above in Item 1.01 is hereby incorporated by reference into this Item 3.02. The shares of the Company’s common stock to be issued to Artilium shareholders as partial consideration in the Acquisition will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act. If the Company exercises its right to implement the Acquisition by way of a takeover offer, directly by the Company or indirectly through a subsidiary or nominee of the Company, such takeover offer will be made in compliance with applicable U.S. laws and regulations and may require registration.

Item 8.01.	Other Events.

On June 7, 2018, the Company issued a press release regarding the Rule 2.7 Announcement and the transactions contemplated thereby. The press release is furnished as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated June 7, 2018

2.2	Co-operation Agreement, dated June 7, 2018, by and between Pareteum Corporation and Artilium plc

10.1	Management Services Agreement, dated May 8, 2018, by and between Pareteum Corporation and Grootzande Management BV (represented by its principal, Bart Weijermars)

10.2	Amendment, dated June 7, 2018, to Management Services Agreement by and between Pareteum Corporation and Grootzande Management BV (represented by its principal, Bart Weijermars)

99.1	Press Release, dated June 7, 2018

Additional Information and Where to Find It

In connection with the foregoing proposed issuance of shares of the Company’s common stock in relation to the Acquisition, the Company expects to file a proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC. To the extent that the Company effects the Acquisition by means of the Scheme, the shares of the Company’s common stock to be issued to Artilium shareholders as partial consideration in the Acquisition will not be registered under the Securities Act, and will be issued pursuant to the exemption provided by Section 3(a)(10) under the Securities Act. If the Company exercises its right to implement the Acquisition by way of a takeover offer, directly by the Company or indirectly through a subsidiary or nominee of the Company, such takeover offer will be made in compliance with applicable U.S. laws and regulations and may require registration.

INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) FILED OR TO BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE ACQUISITION, THE PROPOSED SHARE ISSUANCE AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov or at the Company’s website at https://www.pareteum.com/financial-reports-and-sec-filings.

Participants in the Solicitation

The Company and its directors, officers, employees and agents may be considered participants in the solicitation of proxies from the Company’s stockholders in respect of the Acquisition, including the issuance of shares of the Company’s common stock in relation to the Acquisition. Information about the Company’s directors and executive officers is set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2017 which was filed with the SEC on March 30, 2018, and the Company’s proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on July 27, 2017. Other information regarding potential participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant documents when they become available.

Forward-Looking Statements

This Report includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These forward-looking statements are based on current expectations and projections about future events. The Company’s actual results may differ materially from those discussed herein, or implied by, these forward-looking statements. Forward-looking statements are generally identified by words such as “believe,” “expect,” “anticipate,” “intend,” “estimate,” “plan,” “project,” “should,” “will,” “would,” “could,” “continue,” “likely” or the negative or plural of such words and other similar expressions. In addition, any statements that refer to expectations or other characterizations of future events or circumstances are forward-looking statements. The statements that contain these or similar words should be read carefully because these statements discuss the Company’s future expectations, contain projections of the Company’s future results of operations or of the Company’s financial position, business strategy, short-term and long-term business operations and objectives, financial needs and other “forward-looking” information. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including, without limitation: the risk that the Acquisition is not completed on a timely basis or at all; the ability to integrate Artilium into the Company’s business successfully and the amount of time and expense spent and incurred in connection with the integration; the possibility that competing offers will be made; the risk that the economic benefits and other synergies that the Company’s management anticipates as a result of the Acquisition are not fully realized or take longer to realize than expected; the risk that certain risks and liabilities associated with the Acquisition have not been discovered; the risk that the approval of Artilium shareholders of the Acquisition or the requisite approval by the Company’s stockholders of the issuance of the new shares of common stock in relation to the Acquisition may not be obtained or that other conditions of the Acquisition will not be satisfied; changes in global or local political, economic, business, competitive, market and regulatory forces; changes in exchange and interest rates; changes in tax and other laws or regulations; future business combinations or disposals; operating costs, customer loss and business disruption (including difficulties in maintaining relationships with employees, customers or suppliers) occurring prior to completion of the Acquisition or if the Acquisition is not completed at all; changes in the market price of shares of the Company or Artilium; and changes in the economic and financial conditions of the businesses of the Company or Artilium.

The foregoing does not represent an exhaustive list of risks. Additional factors are described in the Company’s public filings with the SEC, and other factors will be described in the Proxy Statement. Moreover, the Company operates in a very competitive and rapidly changing environment. New risks emerge from time to time. It is not possible for the Company’s management to predict all risks, nor can the Company assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements the Company may make. In light of these risks, uncertainties and assumptions, the future events and trends discussed in this Report may not occur and actual results could differ materially and adversely from those anticipated or implied in the information in this Report.

Any forward-looking statements in this Report are not guarantees of future performance, and actual results, developments and business decisions may differ from those contemplated by those forward-looking statements, possibly materially. Accordingly, you should not place undue reliance on any such forward-looking statements. All forward-looking statements included in this Report are based on information available to the Company management on the date of such information. Except to the extent required by applicable laws or rules, the Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the cautionary statements contained throughout this Report.

No Profit Forecasts or Estimates

Other than in respect of the Pareteum Profit Forecast as expressly set forth in the Rule 2.7 Announcement, no statement in this Report is intended as a profit forecast or estimate for any period and no statement in this Report should be interpreted to mean that earnings or earnings per ordinary share for Artilium or the Company for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per ordinary share for Artilium or the Company.

Disclosure Requirements of the UK Takeover Code

Under Rule 8.3(a) of the Takeover Code, any person who is interested in one percent or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified.

An Opening Position Disclosure must contain details of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Takeover Code) following the commencement of the Offer Period and, if appropriate, by no later than 3.30 p.m. (London time) on the 10th Business Day (as defined in the Takeover Code) following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Takeover Code, any person who is, or becomes, interested in one percent or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person’s interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror, save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3.30 p.m. (London time) on the Business Day (as defined in the Takeover Code) following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4). Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures must be made can be found in the Disclosure Table on the Panel’s website at www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the Offer Period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel’s Market Surveillance Unit on +44 (0)20 7638 0129.

Responsibility Statement Required by the UK Takeover Code

Each of the Company’s directors accepts responsibility for the information contained in this Report relating to the Company and the Company’s directors and their respective immediate families and related trusts. To the best of the knowledge and belief of the Company’s directors (who have taken all reasonable care to ensure that such is the case), the information contained in this Report for which they are responsible is in accordance with the facts and does not omit anything likely to affect the import of such information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PARETEUM CORPORATION

Date: June 7, 2018	By:	/s/ Edward O’Donnell
Name: Edward O’Donnell Title: Chief Financial Officer

EXHIBITS

Exhibit No.	Description
2.1	Rule 2.7 Announcement, dated June 7, 2018

2.2	Co-operation Agreement, dated June 7, 2018, by and between Pareteum Corporation and Artilium plc

10.1	Management Services Agreement, dated May 8, 2018, by and between Pareteum Corporation and Grootzande Management BV (represented by its principal, Bart Weijermars)

10.2	Amendment, dated June 7, 2018, to Management Services Agreement by and between Pareteum Corporation and Grootzande Management BV (represented by its principal, Bart Weijermars)

99.1	Press Release, dated June 7, 2018